Exhibit 10.1

                                 FRANK LALOGGIA
                                28970 Crags Drive
                         Malibu Lake, California 91301

                                  June 25, 2001


Board of Directors
BellaCasa Productions, Inc.
Universal Studios
100 Universal City Plaza
Building #473, Suite 305
Universal City, California 91608


          Re: Transfer of Screenplay Rights

Gentlemen and Ladies:

         This letter is to confirm that on July 28, 1998, I transferred all my rights, titles and interests in the following screenplays to Bella Casa Productions, Inc.

               "The Giant"
               "Hands"

         In consideration for the transfer of the rights, I received 4,951,000 shares of BellaCasa Productions, Inc. common stock, par value $0.0001 per share.

         My rights in "The Giant" being transferred are subject to an agreement I have with New Sky Communications, Inc. dated July 2, 1996.

         I understand that for accounting purposes these rights are valued at a total of $492.00.

                                                Very truly yours,


                                                Frank LaLoggia